UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 4, 2005


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-13305                                      75-1971716
(Commission file number)                  (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas           79701
  (Address of principal executive offices)            (Zip code)


                                 (432) 684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.  Completion of Acquisition or Disposition of Assets.


         In our Form 8-K Reports filed with the Securities and Exchange Commission on September 22, 2004 and October 20, 2004, we reported that Parallel, L.P., a wholly owned subsidiary of Parallel Petroleum Corporation (collectively, "Parallel"), had entered into purchase and sale agreements with, and acquired working and net revenue interests in, producing oil and gas properties from Caprock Oil & Gas, L.P. and Bradley W. Bunn. As reported, all of the properties are located in Andrews and Gaines Counties, Texas in the Permian Basin of west Texas.

         After Parallel entered into agreements with Caprock Oil & Gas, L.P. and Bradley W. Bunn to acquire their interests in the properties, Parallel then offered to purchase all of the remaining working and net revenue interests in the same properties from all of the other working interest owners. In response to Parallel's offer, and as further reported in our Form 8-K Reported dated November 30, 2004, Parallel, L.P. entered into separate Purchase and Sale Agreements on November 30, 2004 with twenty-seven other unaffiliated working interests owners. On December 15, 2004, Parallel entered into a twenty-eighth Purchase and Sale Agreement with another unaffiliated party which also covers interests in the same properties.

         As reported in our Form 8-K Report dated December 30, 2004 and filed with the Securities and Exchange Commission on January 4, 2005, Parallel completed the acquisition of additional working and net revenue interests under seventeen of the twenty-eight Purchase and Sale Agreements. These acquisitions were completed on December 30, 2004 and December 31, 2004.

         Acquisitions under ten of the eleven remaining Purchase and Sale Agreements were completed on January 4, 2005 and January 5, 2005.

         Under the ten Purchase and Sale Agreements that were closed on January 4, 2005 and January 5, 2005, Parallel, L.P. purchased an aggregate additional 7.1% average working interest and 5.4% average net revenue interest in the properties. The net purchase price amounts paid by Parallel, L.P. under these ten agreements ranged from $10,326 to $453,974. The total gross purchase price, excluding adjustments, for all of the additional interests in the properties was $1.71 million. The total net purchase price, including adjustments, was approximately $1.52 million. The effective date of these acquisitions is October 1, 2004.

         After giving effect to these ten purchases, Parallel's average working interest in these properties increased from approximately 69.8% to approximately 76.9%, and its average net revenue interest increased from approximately 53.8% to approximately 59.2%.

         Under these ten Purchase and Sale Agreements, Parallel acquired approximately 380 net acres and 4.7 net producing oil and gas wells. The properties consist of 25 oil and gas leases and produce from the Queen and San Andres formation at depths of approximately 4,200 to 4,900 feet. The additional interests that were acquired under these agreements represent an estimated 268,000 equivalent barrels of proved oil and gas reserves, with current production of approximately 27 equivalent barrels of oil per day.


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         Parallel has no relationship with the sellers, other than in respect of the Purchase and Sale Agreements.

         The purchase price was financed with loan proceeds drawn under Parallel's revolving credit facility provided by First American Bank, SSB, BNP Paribas, Citibank, F.S.B. and Western National Bank.

         The oil and gas properties to be acquired by Parallel under the Purchase and Sale Agreements will be pledged as additional collateral to further secure the payment and performance of Parallel's indebtedness and obligations under its revolving credit facility.


Item 9.01   Financial Statements and Exhibits.


   (c)      Exhibits

            Exhibit No.                       Description
            ----------                     -------------------

               10.1                Purchase and Sale Agreement, dated as
                                   of September 21, 2004, between Parallel, L.P. and Eastland Oil Co., which agreement is substantially identical to the twenty-seven other purchase and sale agreements entered into between Parallel, L.P. and the other sellers parties thereto, except as described in Schedule A hereto (Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K Report dated November 30, 2004 and filed with the Securities and Exchange Commission on December 6, 2004).





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

                                   Schedule A


         Parallel, L.P. has entered into twenty-eight separate Purchase and Sale Agreements with unaffiliated third parties. Incorporated by reference as Exhibit
10.1 to this Current Report on Form 8-K is the Purchase and Sale Agreement entered into between Parallel, L.P. and Eastland Oil Company. All of the Purchase and Sale Agreements are substantially identical, except for (1) the name of each seller, (2) immaterial differences in certain representations, warranties and exhibits in or to the Purchase and Sale Agreements, (3) the size of the working interest being sold by each respective seller, (4) the purchase price payable to each respective seller and (5) the descriptions of the specific oil and gas leases in which each seller owns an interest.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 7, 2005


                         PARALLEL PETROLEUM CORPORATION


                         By: /s/ Larry C. Oldham
                         ----------------------------------
                         Larry C. Oldham, President



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                                  EXHIBIT INDEX



Exhibit No.                                   Description
-----------                               -----------------------

  10.1                             Purchase and Sale Agreement, dated as
                                   of September 21, 2004, between Parallel,
                                   L.P. and Eastland Oil Co., which
                                   agreement is substantially identical to the twenty-seven other purchase and sale agreements entered into between Parallel, L.P. and the other sellers parties thereto, except as described in Schedule A hereto (Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K Report dated November 30, 2004 and filed with the Securities and Exchange Commission on December 6, 2004).


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